                                                           Exhibit 10.18
                                                           -------------

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Agreement dated as of February 20, 1998 is entered into by and among Switchboard Incorporated, a Delaware corporation (the "Company"), and America Online, Inc., a Delaware corporation, Digital City Inc., a Delaware corporation, and Banyan Systems Incorporated, a Massachusetts corporation (individually, a "Purchaser," and collectively, the "Purchasers").

     WHEREAS, the Company and the Purchasers entered into a Series A Preferred Stock Purchase Agreement dated as of November 5, 1996 (the "Purchase Agreement"), and the Company and the Purchasers (other than Banyan Systems Incorporated) entered into a Registration Rights Agreement dated as of November 5, 1996 (the "Original Registration Rights Agreement"); and

     WHEREAS, the Company and Banyan Systems Incorporated have entered into a Convertible Secured Note Purchase Agreement as of August 29, 1997, as amended (the "Note Purchase Agreement"); and

     WHEREAS, the Company and the Purchasers wish to amend and restate the Original Registration Rights Agreement in its entirety to make Banyan Systems Incorporated a party thereto and to make certain changes to the terms thereof;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value per share, of
           ------------
the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Registrable Shares" means (i) the shares of Common Stock issued or
           ------------------
issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by a Purchaser pursuant to the Company Right of First Refusal Agreement of even date herewith between the Company and the Purchasers (other than Banyan Systems Incorporated) or the Right of First Refusal and Co-Sale Agreement of even date herewith among the Company and the Purchasers, (iii) any shares of Common Stock acquired by a Purchaser pursuant to the exercise of, or the conversion of shares of Series B Preferred Stock, $.01 par value per share, of the Company acquired upon the exercise of, Series B Preferred Stock Purchase Warrant Nos. 1 or 2 of the Company dated as of November 5, 1996 and
(iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are
                 --------  -------
Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) upon any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement, or
(iii) at such time as they are eligible for sale under Rule 144(k) under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

          "Registration Expenses" means the expenses described in Section 5.
           ---------------------

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of Common Stock or other securities of the Company substantially similar to Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or any registration statement covering only securities to be sold for the account of stockholders of the Company other than the Stockholders).

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Shares" means (i) "Shares" as defined in Subsection 1.2 of the
           ------
Purchase Agreement and (ii) any shares of Common Stock acquired by a Purchaser pursuant to the exercise of, or the conversion of shares of Series C Preferred Stock, $.01 par value per share, of the Company acquired upon exercise of, the note(s) issued pursuant to the Note Purchase Agreement.

          "Stockholders" means the Purchasers and any persons or entities to
           ------------
whom the rights granted under this Agreement are transferred by any Purchaser, their successors or assigns pursuant to Section 12 hereof.

     2.   Required Registrations.
          ----------------------

          (a) At any time after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement but prior to the time at which the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), the Stockholder or Stockholders (other than Banyan Systems Incorporated, unless it is transferred rights under this Agreement pursuant to
Section 12 hereof) may request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request, and the Company shall, if practicable, select a nationally recognized underwriter. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly, but in no event later than 10 days following such receipt, give written notice of such proposed registration to all Stockholders (including Banyan Systems Incorporated). Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 (or any successor form) of all Registrable Shares which the Company has been requested to so register, and shall file such Registration Statement no later than 60 days after receiving the Stockholder's request.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders (other than Banyan Systems Incorporated, unless it is transferred rights under this Agreement pursuant to
Section 12 hereof) may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders (including Banyan Systems Incorporated). Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register, and shall file such Registration Statement no later than 30 days after receiving the Stockholders' request.

          (c) The Company shall not be required to effect more than one (1) registration pursuant to paragraph (a) above and in the aggregate not more than two (2) registrations pursuant to paragraphs (a) and (b) above. In addition, the Company shall not be required to effect any registration within six (6) months after the effective date of any other Registration Statement of the Company. If a Registration Statement filed by the Company pursuant to this
Section 2 is withdrawn and such withdrawal is effected at the request of the Company, then the filing thereof shall be excluded in determining the number of requests to which the Stockholders are entitled pursuant to Section 2(c) hereof.

          (d) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of four months (or two months in the case of a request to register 100,000 or fewer Registrable Shares that is delayed other than because the Company is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3) from the earlier of (i) the effective date of such offering or the date of commencement of such other material activity, as the case may be, or (ii) 60 days after the request to register the Registrable Shares, such right to delay a request to be exercised by the Company not more than once in any two-year period. If the Company elects to delay such a registration and the Stockholders elect not to proceed with the registration after the applicable period has expired, then the request shall not count for purposes of the number of requests to which the Stockholders are entitled pursuant to Section 2(c).

     3.   Incidental Registration.
          -----------------------

          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, not later than 30 days prior to such filing, give written notice to all Stockholders of its intention to do so which notice shall describe the proposed registration and distribution, and upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 before it has become effective without obligation to any Stockholder. The Stockholders shall have the right to exercise their registration rights pursuant to this Section 3 on any number of occasions that the Company shall determine to file a registration statement.

          (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company and the Stockholders shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of Registrable Shares. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     4.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus and any amendments or supplements to the prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be
                            --------  -------
required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          (e) as expeditiously as possible use its best efforts to cause the Registrable Shares covered by the Registration Statement to be listed on any exchange, or admitted to trading on The Nasdaq Stock Market, where the Common Stock is then listed or traded.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

     5.   Allocation of Expenses.  The Company will pay all Registration
          ----------------------
Expenses of all registrations under this Agreement; provided, however, that if a
                                                    --------  -------
registration under Section 2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested or an underwriter's cut-back) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses (up to $15,000) of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

     6.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the
--------  -------
extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if any such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided,
                                                                  --------
however, that the obligations of such Stockholders hereunder shall be limited to
-------
an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party
                                 --------  -------
shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be
         --------  -------
required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     7.   Indemnification with Respect to Underwritten Offering.  In the event
          -----------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     8.   Information by Holder.  Each Stockholder including Registrable Shares
          ---------------------
in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.   "Lock-Up" Agreement.  Each Stockholder, if requested by the Company
          -------------------
and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that all officers and directors of the
                                --------
Company enter into similar agreements; and provided, further, that a Stockholder
                                           --------  -------
shall not be required by the terms of this Agreement to enter into such a "lock-up" agreement if both of the following conditions are met: (i) such Stockholder holds at the time of such request and at all times prior to the effectiveness of such Registration Statement less than 1% of the outstanding securities of the Company (assuming the conversion of any shares that are held by such Stockholder convertible into Common Stock into shares of Common Stock) and (ii) the offering is not the Company's initial public offering.

     10.  Rule 144 Requirements.  After the earliest of (i) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     11.  Termination.  All of the Company's obligations to register Registrable
          -----------
Shares pursuant to Section 2 of this Agreement shall terminate on the date five
(5) years after the Company's initial public offering pursuant to a Registration Statement in which the Company, prior to giving effect to the proceeds of the offering, is valued at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Company on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds to the Company (determined by subtracting underwriters' discounts and commissions from gross proceeds). The Company's obligations to register Registrable Shares pursuant to Section 3 of this Agreement shall continue until all such Registrable Shares are registered.

     12.  Transfers of Rights.  This Agreement, and the rights and obligations
          -------------------
of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided, that the
                                                              --------
transferee provides written notice of such assignment to the Company.

     13.  General.
          -------

          (a) Notices.  All notices, requests, consents, and other
              -------
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier using a nationally recognized courier service or first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 115 Flanders Road, Westboro, MA 01581, Attention:
President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale an Dorr LLP, 60 State Street, Boston, MA 02109 Attention: Mark G. Borden, Esq.; or

     If to a Purchaser, at the address of such Purchaser set forth on the signature page of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing by the Purchaser,

     Notices provided in accordance with this Section 13(a) shall be deemed delivered upon personal delivery, one business day after being sent by overnight courier or two business days after deposit in the mail.

          (b)  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (c)  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Registrable Shares; provided, that this Agreement may be amended with the consent of the
        --------
holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e)  Severability. The invalidity or unenforceability of any provision
               ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

          (g)  Costs.  The prevailing party in any dispute arising out of or
               -----
relating to this Agreement shall be entitled to reasonable attorneys' fees and costs incurred in defending or pursuing such dispute.

          (h)  Facsimile Signatures. This Agreement may be executed by facsimile
               --------------------
signature.

     Executed as of the date first written above.


COMPANY:

SWITCHBOARD INCORPORATED


By: /s/ Douglas McIntyre
   -------------------------------
Title: President
      ----------------------------

PURCHASERS:

AMERICA ONLINE, INC.


By:   /s/ David M. Colburn
    -------------------------------
Title: Sr. Vice President
      -----------------------------


Address:---------------------------
       ----------------------------

DIGITAL CITY INC.


By:   Signature not legible
   --------------------------------
Title:-----------------------------

Address:---------------------------
       ----------------------------

BANYAN SYSTEMS INCORPORATED


By: /s/ William P. Ferry
   --------------------------------
Title: Chief Executive Officer
      -----------------------------

Address: 120 Flanders Road
       Westboro, MA 01581

                                   AMENDMENT

                                       TO

                         REGISTRATION RIGHTS AGREEMENT



     This Amendment dated March 29, 1999 (this "Amendment") to that certain Registration Rights Agreement dated as of November 5, 1996, as amended and restated on February 20, 1998 (the "Agreement"), by and among Switchboard Incorporated, a Delaware corporation (the "Company"), and America Online, Inc., a Delaware corporation, Digital City Inc., a Delaware corporation, and Banyan Systems Incorporated, a Massachusetts corporation (individually, a "Purchaser," and collectively, the "Purchasers"), is entered into among the Company and the Purchasers pursuant to Section 13(c) thereof.

                             Preliminary Statement
                             ---------------------

     A. On November 5, 1996, the Company and the Purchasers (other than Banyan Systems Incorporated) entered into the Agreement, and on February 20, 1998, the Company and the Purchasers entered into an amendment and restatement to the Agreement.

     B. Switchboard and the Purchasers (other than Banyan Systems Incorporated) are entering into a Settlement Agreement the terms of which require the execution of this Amendment.

     C. Section 13(c) of the Agreement authorizes the amendment of the Agreement with the written consent of the Company and the holders of a majority of the Registrable Shares; provided that the Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion.

     D. Each of the Company and the undersigned Purchasers, representing in the aggregate all of the Registrable Shares, desire to amend certain of the provisions of the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers hereby further consent and agree as follows:

     1. The text appearing in Section 2(a) of the Agreement is hereby (i) deleted in its entirety, and as of the date hereof, shall be of no effect, retrospectively or prospectively, and (ii) replaced by the text set forth below.

                    (a) At any time after the date six months after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement but prior to the time at which the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), the Stockholder or Stockholders (other than Banyan Systems Incorporated, unless it is transferred rights under this Agreement pursuant to Section 12 hereof) may request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request, and the Company shall, if practicable, select a nationally recognized underwriter. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly, but in no event later than 10 days following such receipt, give written notice of such proposed registration to all Stockholders (including Banyan Systems Incorporated). Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 (or any successor form) of all Registrable Shares which the Company has been requested to so register, and shall file such Registration Statement no later than 60 days after receiving the Stockholder's request.

     2. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     3. Except to the extent amended by this Amendment, the Agreement is, in all respects, hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the Company and each of the undersigned Purchasers, representing in the aggregate all of the Registrable Shares, have executed this Amendment as of the date first above written.

                                    COMPANY:

                                    SWITCHBOARD INCORPORATED


                                    By: /s/ John Jewett
                                       ---------------------------------
                                       Name: John Jewett
                                       Title: Vice President and CFO


                                    PURCHASERS:

                                    AMERICA ONLINE, INC.


                                    By: /s/ David M. Colburn
                                       ---------------------------------
                                       Name: David M. Colburn
                                       Title: Senior Vice President,
                                              Business Affairs


                                    DIGITAL CITY INC.


                                    By: /s/ Paul DeBenedictis
                                       ---------------------------------
                                       Name: Paul DeBenedictis
                                       Title: President and Chief
                                              Executive Officer


                                    BANYAN SYSTEMS INCORPORATED


                                    By: /s/ Richard M. Spaulding
                                       ---------------------------------
                                       Name: Richard M. Spaulding
                                       Title: Vice President and CFO